                                                               Exhibit (m)(3)(b)

                                  SCHEDULE A-3
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN
                            EFFECTIVE: MARCH 2, 1998

                         Name of Fund Adopting This Plan
                         -------------------------------

                Eaton Vance Tax-Managed International Growth Fund

                                                               Exhibit (m)(3)(b)

                                  SCHEDULE A-4
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN
                            EFFECTIVE: JUNE 22, 1998

                         Name of Fund Adopting This Plan
                         -------------------------------

                   Eaton Vance Insured Tax-Managed Growth Fund
              Eaton Vance Insured Tax-Managed Emerging Growth Fund
            Eaton Vance Insured Tax-Managed International Growth Fund
                      Eaton Vance Insured High Income Fund

                                                               Exhibit (m)(3)(b)

                                  SCHEDULE A-5
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN
                           EFFECTIVE: AUGUST 16, 1999

                         NAME OF FUND ADOPTING THIS PLAN
                         -------------------------------

                       Eaton Vance Tax-Managed Value Fund